SAFEGUARD℠

Investor Presentation

August 2020

SFE
LISTED
NYSE

Forward-looking Statements

Statements made in this presentation include forward-looking statements, and those statements are subject to risks and uncertainties, which include, but are not limited to, Safeguard's ability to make good decisions about the monetization of our ownership interests for maximum value, or at all, and the return of value to our shareholders, the ongoing support of our existing ownership interests, the fact that our ownership interests may vary from period to period, challenges to achieving liquidity from our ownership interests, fluctuations in the market prices of any publicly traded ownership interests, competition, our ability to attract and retain qualified employees, market valuations in sectors in which our ownership interests operate, our inability to control our ownership interests, our need to manage our assets to avoid registration under the Investment Company Act of 1940, and risks associated with our ownership interests, including the fact that most of our ownership interests have a limited history and a history of operating losses, face intense competition and may never be profitable, the effect of economic conditions in the business sectors in which Safeguard's ownership interests operate, including the impact of COVID-19, and other uncertainties described in our filings with the SEC. Many of these factors are beyond Safeguard's ability to predict or control. As a result of these and other factors, Safeguard's past financial performance should not be relied on as an indication of future performance. We encourage you to read Safeguard's filings with the SEC, including our Form 10-K, which describe in detail the risks and uncertainties associated with managing our business. Safeguard does not assume any obligation to update any forward-looking statements made in this presentation.

Safeguard Scientifics, Inc.

- Safeguard has an attractive portfolio of tech-enabled healthcare, digital media and other companies – total cost of ownership interests approximating $236 million
  - **Encouraged by portfolio companies' liquidity/performance subsequent to COVID-19 impact**
  - **Three companies in term sheet phase for financing transactions**
- Safeguard is pursuing a focused strategy to value-maximize and monetize its ownership interests over a multi-year time frame to drive shareholder value
  - **Realized over $187 million in cash proceeds since January 2018**
  - **Recently disclosed two companies in exit process**
- SFE continues to reduce cost structure and has implemented executive changes in 2020
- SFE has no debt and returned capital to shareholders in 2019
  - **$1 per share special dividend paid to shareholders in 2019**
  - **Company to return value to shareholders when cash exceeds certain thresholds**
- Committed to identifying and executing on monetization actions to maximize shareholder value
- Management and Board compensation aligned with shareholders' interest

Companies by Revenue Stage

No pre-revenue companies

Proven business models

Maturing portfolio

Indicates Company that achieved new stage during Q2 2020

MediaMath

flashtalking

Revenue: $50M+

AKTANA

syapse

Revenue: $20M - $50

prognos

Revenue: $15M - $20M

meQuilibrium

zipnosis

Lumesis

QuanticMind

Trice Medical

WebLinc

Traction
Revenue: $5M - $10M

clutch

INFOBIONIC

sonobi

High Traction
Revenue: $10M - $15M

MOXE

Expansion
Revenue: $1M - $5M

As of 6/30/2020

Aggregate Portfolio Revenue

TTM through 3/31/2020

The 5-year CAGR of the Healthcare portfolio is **54%**



Revenue (in millions)
450
400
350
300
250
200
150
100
50
-
$13
$238
$21
$260
$36
$289
$52
$276
$116
$282
3/31/2016 Actual
3/31/2017 Actual
3/31/2018 Actual
3/31/2019 Actual
3/31/2020 Actual
Digital Marketing
Healthcare

1-year growth rate of 22% for the entire group

Healthcare Companies

Digital Media Companies

Note: SFE reports the revenue of its partner companies on a one-quarter lag basis. Revenue for all years has been revised to exclude companies that were exited or fully impaired.

Certain amounts in 2018 and 2019 have also been adjusted to reflect the impact of revenue accounting changes adopted at applicable companies.

The *Average* revenue growth rate TTM 3/31/2020 was 61%

SFE LISTED NYSE

Portfolio Considerations

- Optimizing value-maximization and time to exit
- SFE Market Cap < Fair Market Value < Projected Future Exit Values
  - Carrying value does not equal Fair Market Value due to equity method accounting
  - Fair Market Values driven by recent financings, company performance and public markets
  - Projected Future Exit Values dependent on sector, company execution and markets
- Sector revenue multiples vary widely with tech-enabled healthcare higher than digital media
- Exploring multiple avenues to achieve exits
  - Board influence to accelerate processes
  - Primary and secondary transactions

Financial Matters

- **No Debt & $13.6 million of cash and cash equivalents at June 30, 2020**
- $1 per share special dividend paid to shareholders in December 2019
- Continuing to reduce costs to operate: Expected to be at the low end, or below, guidance range of $5.6 to $6.0 million
  - **Corporate expenses down 28% for the annual 2019 period and 36% for the second quarter of 2020**
- Follow-on funding to support companies declining: $6.6 million year-to-date
  - **Range of $8 - $12 million expected for 2020 as compared to $16 to $17 million in 2019 and 2018**
- Safeguard has ~$337M of Tax NOLs & Carryforwards
- Safeguard expects to return value to shareholders as additional exits occur above targeted liquidity level
- Board compensation is 100% equity (size of Board was reduced in May 2020)
- Management and Board compensation aligned with shareholders' interest

Key Financial Measures

	June 30, 2020	December 31, 2019	December 31, 2018
Cash, equivalents and marketable securities	$13,632	$25,053	$46,158
Total Borrowings	Zero	Zero	$65,114
Net Cash Position	Positive	Positive	Negative
# of Ownership Interests *	15	15	21
General and administrative expenses	$5,560	$9,982	$16,871
Corporate costs**	$2,695	$7,118	$9,854

* Measure was formerly termed "partner companies." This count excludes companies within the Other ownership interests portion included in our quarterly results release.

** Corporate costs is a non-GAAP measure that represents general and administrative expenses excluding depreciation, stock-based compensation, severance and retirement costs, and other non-recurring items.

Safeguard Scientifics, Inc.

- Safeguard has an attractive portfolio of tech-enabled healthcare, digital media and other companies – total cost of ownership interests approximating $236 million
  - **Encouraged by portfolio companies' liquidity/performance subsequent to COVID-19 impact**
  - **Three companies in term sheet phase for financing transactions**
- Safeguard is pursuing a focused strategy to value-maximize and monetize its ownership interests over a multi-year time frame to drive shareholder value
  - **Realized over $187 million in cash proceeds since January 2018**
  - **Recently disclosed two companies in exit process**
- SFE continues to reduce cost structure and has implemented executive changes in 2020
- SFE has no debt and returned capital to shareholders in 2019
  - **$1 per share special dividend paid to shareholders in 2019**
  - **Company to return value to shareholders when cash exceeds certain thresholds**
- Committed to identifying and executing on monetization actions to maximize shareholder value
- Management and Board incentive compensation aligned with shareholders' interest

SAFEGUARD℠

Appendix

SFE
LISTED
NYSE

Ownership Interests

Partner Companies	Stage	Category	Acquisition Year	Primary Ownership %	Carrying Value * *(in millions)*	Cost *(in millions)*
Aktana, Inc. +	Rev. $20M - $50M	Healthcare	2016	17.5%	$ 0.9	$ 11.7
Clutch Holdings, Inc.	High Traction	Digital Media	2013	41.2%	5.2	16.8
Flashtalking	Rev. $50M+	Digital Media	2018	13.4%	12.5	19.2
InfoBionic, Inc.	High Traction	Healthcare	2014	25.2%	-	22.0
Lumesis, Inc.	Traction	Financial Services	2012	43.5%	0.7	5.6
MediaMath, Inc.	Rev. $50M+	Digital Media	2009	13.3%	-	15.5
meQuilibrium	Traction	Healthcare	2015	32.0%	4.1	14.0
Moxe Health Corporation	Expansion	Healthcare	2016	29.9%	4.9	7.5
Prognos Health, Inc.	Rev. $15M-$20M	Healthcare	2011	28.7%	4.4	12.6
QuanticMind, Inc.	Traction	Digital Media	2015	24.2%	2.1	13.7
Sonobi, Inc.	High Traction	Digital Media	2015	21.6%	5.5	13.4
Syapse, Inc.	Rev. $20M - $50M	Healthcare	2014	19.6%	5.6	25.0
T-REX Group	Other	Financial Services	2016	13.7%	2.5	6.0
Trice Medical, Inc.	Traction	Healthcare	2014	16.6%	1.8	10.8
Velano Vascular	Other	Healthcare	2013	n/a	2.0	1.7
WebLinc, Inc.	Traction	Digital Media	2014	39.9%	1.9	16.2
Zipnosis, Inc.	Traction	Healthcare	2015	37.7%	2.7	10.0
All others	Various			n/a	4.6	14.4
				TOTAL:	$ 61.4	$ 236.1

+ Company progressed into higher revenue stage this quarter.

* Carrying value is determined under the Equity method of accounting for those assets which meet that criteria and the Other method for the remaining assets. See our Annual Report on Form 10-K for a complete description of each method.

Condensed Consolidated Balance Sheets

	June 30, 2020	December 31, 2019
Assets		
Cash, cash equivalents, restricted cash	$ 13,632	$ 25,053
Other current assets	544	1,297
Total current assets	14,176	26,350
Ownership interests in and advances	61,405	77,129
Other assets	3,945	4,098
Total Assets	**$ 79,526**	**$ 107,577**
Liabilities and Equity		
Other current liabilities	$ 2,072	$ 2,429
Total current liabilities	2,072	2,429
Lease liability - non-current	2,222	2,380
Other long-term liabilities	918	1,027
Total equity	74,314	101,741
Total Liabilities and Equity	**$ 79,526**	**$ 107,577**

In thousands

Income Statement

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
Operating expenses	$ 2,028	$ 2,603	$ 5,560	$ 5,660
Operating loss	(2,028)	(2,603)	(5,560)	(5,660)
Other income (loss), net	(2,658)	3,118	(6,225)	1,233
Interest, net	52	(4,919)	157	(6,581)
Equity income (loss), net	(5,277)	40,497	(14,291)	68,764
Net income (loss) before income taxes	(9,911)	36,093	(25,919)	57,756
Income tax benefit (expense)	—	—	—	—
Net income (loss)	$ (9,911)	$ 36,093	$ (25,919)	$ 57,756
Net income (loss) per share:				
Basic	$ (0.48)	$ 1.75	$ (1.25)	$ 2.80
Diluted	$ (0.48)	$ 1.75	$ (1.25)	$ 2.80
Weighted average shares used in computing income (loss) per share:				
Basic	20,720	20,628	20,703	20,606
Diluted	20,720	20,628	20,703	20,606

In thousands, except per-share amounts

Aktana—Company Overview

AKTANA

COMPANY OVERVIEW

Market Segment:	Sales Decision Support / Marketing Automations (Life Sciences / Medtech)
Headquarters:	San Francisco, CA
CEO:	David Ehrlich

- Aktana is an AI-enabled life sciences marketing decision support solution that helps sales and marketing teams to optimize go-to-market strategies at the brand level
- Helps customers improve their commercial effectiveness by delivering data-driven insights and suggestions directly to sales reps, coordinating multi-channel actions, and providing insight regarding which strategies work best for customers
- Aktana's Decision Support System ("DSE") provides next-best-action insights for sales reps, while the Learning Platform allows the engine to learn which suggestions are optimal

THESIS

- Total addressable market is approximately $2B for pharma and biotech sales rep decision support
- Focus on the life sciences market has contributed to multi-year growth rates of more than 100% in relationships with over half of the world's top 15 pharmaceutical companies
- Real-world validation and proven ROI across therapeutic categories and geographies
- Robust partner ecosystem
- Serves brands across a range of therapeutic areas in multiple geographies

SUMMARY

Origin:	June 2016
Capital:	$11.7M
Ownership:	18% Primary
Financing Rounds:	Series B, Series C
Other Investors:	Leerink Transformation Partners, Novartis (dRx), HLM Venture Partners, Starfish Ventures
Board Member:	Gary Kurtzman

REVENUE MODEL

Aktana prices its platform separately for the decision support engine (DSE) (aka top layer)—which provides smart suggestions and insights to pharmaceutical sales representatives within their workflow to help them make better every day decisions—and the Learning Platform (bottom layer). For DSE, Aktana licenses the software based on a per rep per brand basis according to size and number of reps. For the Learning Platform, Aktana charges an annual fee.

COMPETITORS

Veeva, Salesforce, IQVIA, ZS Associates, Vymo, Customer Insourcing

Clutch—Company Overview

COMPANY OVERVIEW

Market Segment:	Customer Rewards and Loyalty
Headquarters:	Ambler, PA
CEO:	Ned Moore

- A leading wholistic solution to a fragmented industry, Clutch offers customer relationship management and a mobile commerce platform that unifies gifting, loyalty and shopping to bring the most relevant information to consumers and the most targeted customers to merchants
- The Company offers a marketing platform that serves as a customer hub delivering deep intelligence, derived from real-time behaviors and transactions across in-store, online, mobile and social channels
- Revenue is comprised of four components: contracted recurring, transactional, services and marketing. The majority of revenue is derived from transaction-based services. Clutch also earns a small portion via on-boarding fees and is looking at the data monetization potential

THESIS

- The consumer and loyalty management market is focused on delivering to premier brands the ability to maximize relationships with their customers along with lifetime value, and is estimated to reach a value of $6.8Bn by 2023, representing a 5-year CAGR of 21.1% from 2018
- Broad potential client base includes any consumer business that uses gift and loyalty programs
- Well positioned to unify the very fragmented, non-standardized set of rewards and loyalty solutions utilized today across major brands, and to execute on strategic and referral partnerships to drive growth
- Expanding into new verticals, such as banking and financial services, food, hospitality and healthcare, which help balance cyclicality in the core verticals and have higher average order value

clutch

SUMMARY

Origin:	February 2013
Capital:	$16.8M
Ownership:	41% Primary
Financing Rounds:	Series A, Series B
Other Investors:	NewSpring Capital, Ben Franklin Technology Partners, Empactful, Sierra
Board Member:	Steve Grenfell

REVENUE MODEL

The majority of Clutch's revenue is transaction-based, while a small portion is via on-boarding fees. Strategic channel partners and other customers include any consumer business that uses gift and loyalty programs. Customers pay a transaction fee for users that use the loyalty and gifting features platform. The client is incentivized to onboard as many users onto the gifting and loyalty platform as it can, because this will ultimately lead to more transactions and purchases. Clutch believes there are also data monetization opportunities once the platform is integrated.

COMPETITORS

Crowdtwist, Cheetah Digital, Session M

Flashtalking—Company Overview

COMPANY OVERVIEW

Market Segment:	Digital Ad Management and Analytics
Headquarters:	New York, NY
CEO:	John Nardone

- A data-driven ad management and analytics technology company that uses data to personalize advertising in real-time, analyze its effectiveness and enable optimization that drives better engagement and ROI for sophisticated global brands
- Offers both front-end tools like campaign setup, asset creation, HTML builders & decision trees as well as back end capabilities that, together, allow analytics and reporting to be as strong as the front-end functions
- Generates revenue via contracts with clients for creative delivery, media measurement and advertising effectiveness solutions
- Provides online marketing services pursuant to the agreements with corporate customers and marketing partners

THESIS

- Safeguard originally invested in Spongecell a programmatic, dynamic creative advertising tool which was merged into Flashtalking in 2018
- U.S. internet advertising market spend hit more than $80B in 2017 and is expected to hit approximately $115B by 2021. Globally, spend reached more than $225B in 2017 and is anticipated to grow at a 9% CAGR through 2021 (eMarketer)
- Flashtalking is well positioned to continue addressing not only the ad-serving and targeting segments of the market, but also the Dynamic Creative Optimization ("DCO") market within the high-growth mobile, video, rich media and display sub-sectors
- Blue chip client base focused across Retail / E-commerce, Travel, and Telco

flashtalking

SUMMARY

Origin:	January 2012 (via sale of Spongecell)
Capital:	$19.2M
Ownership:	13% Primary
Financing Rounds:	Private Equity-backed
Other Investors:	TA Associates
Board Member:	Steve Grenfell (Observer)

REVENUE MODEL

Flashtalking enters into contracts with clients for creative delivery, media measurement and advertising effectiveness solutions. Through their DCO segment (augmented with Spongecell), they provide online marketing services pursuant to the agreements with corporate customers and marketing partners. Cost per Thousand Impressions, Cost per Click and Cost per Action represent the three most common ways in which online advertising is sold and purchased.

COMPETITORS

Criteo, Google, Inc., IACI, Marin Software Incorporated, Kenshoo

InfoBionic—Company Overview

COMPANY OVERVIEW	
Market Segment:	Patient Monitoring (Cardiac)
Headquarters:	Lowell, MA
CEO:	Stuart Long

- A digital health company focused on creating superior patient monitoring solutions for chronic disease management with an initial market focus on cardiac arrhythmias
- Has 510(k) clearance from the U.S. Food and Drug Administration ("FDA") for MoMe® Kardia, a wireless, remote monitoring system designed to aid physicians in their diagnosis of cardiac arrhythmia
- The proprietary software analyzes the data and flags incidents for physician review on a Web-based physician portal

THESIS

- The global addressable market for monitoring cardiac arrhythmia and related events is estimated to be approximately $3B worldwide, including $1B in the U.S.
- Innovative SaaS revenue model, which includes an upfront device sale followed by a monthly subscription fee for unlimited use of the company's cloud-based diagnostic service and portal
- MoMe® Kardia displaces IDTFs and redirects reimbursement economics to the ordering physicians, encouraging adoption

INFOBIONIC

SUMMARY	
Origin:	March 2014
Capital:	$22.0M
Ownership:	25% Primary
Financing Rounds:	Series B, Series C
Other Investors:	Eagle Investments, BCBS KS, Broadview Ventures, Excel Venture Management, HealthTechCapital, Zaffre Investments
Board Member:	Gary Kurtzman

REVENUE MODEL

One of InfoBionic's most differentiated features is its SaaS revenue model, which includes an upfront device sale followed by a monthly subscription fee for unlimited use of the company's cloud-based diagnostic service and portal.

COMPETITORS

iRythm, BioTelemerty, AliveCor, Medi-Lynx, Zywie, Medtronic, Abbott, GE Healthcare, Philips, OSI Systems

Lumesis—Company Overview

Lumesis

COMPANY OVERVIEW

Market Segment:	Financial Analytics / Compliance
Headquarters:	Stamford, CT
CEO:	Gregg Bienstock

- Lumesis is a financial technology company focused on providing business efficiency and compliance solutions via its DIVER platform to hundreds of clients and over 45,000 users in the municipal bond marketplace
- The DIVER platform from Lumesis delivers technology and data solutions helping firms efficiently meet credit, regulatory and risk needs
- The Company's solutions enable portfolio managers, investment advisors, compliance professionals, financial advisor networks and issuers / underwriters to heat-map portfolios against local economic scenarios, benchmark against industry indices, manage their portfolios against internal credit and risk models, and monitor issuer disclosures

SUMMARY

Origin:	February 2012
Capital:	$5.6M
Ownership:	44% Primary
Financing Rounds:	Series A, Series B
Other Investors:	Jim Ashton (JA3 Partners)
Board Member:	Mark Herndon, Steve Grenfell

THESIS

- The municipal bond market has doubled in size over the past 10 years, with over $3.7 trillion of U.S. municipal debt outstanding among 45,000 unique issuers
- The Company is solely dedicated to the municipal bond market, which has been historically underserved by technology providers
- Works with over 200 institutional clients, blue-chip broker dealers, asset managers, insurance companies, mutual funds and rating agencies
- Only company that serves the entire municipal bond market, including buy-side, sell-side and legal / compliance
- Large IP portfolio and proprietary database create significant barriers to entry

REVENUE MODEL

Lumesis licenses financial software products to the municipal fixed income market to be used as analytical and compliance tools. Customers buy licenses on an enterprise / per seat per issuance basis, usually covering an annual period. Lumesis also sells data to financial market participants.

COMPETITORS

ValueLine, Inc., Fidessa Group plc, Reis, Inc., Envestnet, Inc., Forrester Research Inc., Financial Engines, Inc., DAC, Investment Technology Group, Inc., BLX, DPC Data, Refinitiv

MediaMath—Company Overview

MediaMath

COMPANY OVERVIEW

Market Segment:	Digital Advertising / Marketing
Headquarters:	New York, NY
CEO:	Joe Zawadzki

- Global ad technology company that enables advertisers to optimize their digital advertising spend across ad exchanges via an algorithmic trading platform
- The Company's media buying platform, TerminalOne, allows MediaMath to be a conduit for every transaction and provides the Company with the ability to analyze every transaction, identify inefficiencies within the market and ultimately provide an automated optimization engine to maximize performance for ad agencies and brands
- Offered as both a Managed Service and a Self-Service SaaS Platform

SUMMARY

Origin:	July 2009
Capital:	$15.5M*
Realizations to Date:	$45.0M*
Ownership:	13% Primary
Financing Rounds:	Series B, Series C
Other Investors:	Akamai Technologies, Catalyst Partners, QED Investors, Observatory Capital Management, Spring Lake Equity Partners, Searchlight, Vocap Ventures
Board Member:	Eric Salzman (Observer)

**Reflects sale-back of equity related to $10M in invested capital in 2018 to MediaMath for $45M*

THESIS

- According to eMarketer, worldwide digital ad spending continues to grow and becoming a larger portion of total paid media outlay; spend is expected to see double-digit growth through 2020
- MediaMath is well positioned to capitalize on ad spending growth given revenue is generated based on customer spend through the platform
- The Company's media buying platform, TerminalOne, effectively integrates all of the exchanges under one platform, thereby filling a deep demand for intelligent buying
- Diversified, blue-chip customer base of 4,000+ advertisers globally, including two-thirds of the Fortune 500

REVENUE MODEL

MediaMath's TerminalOne Marketing Operating System enables clients to acquire and optimize digital advertising. MediaMath earns revenue as a percentage of customer spend through the platform. In addition, MediaMath generates revenues from services provided based on achievement of targeted deliverables as specified in the agreements with their customers. Deliverables are typically based on delivery of impressions, clicks to a specified web site or specified user actions.

COMPETITORS

Adobe Systems, Google, Criteo, Trade Desk, Rubicon Project, Telaria

meQuilibrium—Company Overview

COMPANY OVERVIEW

Market Segment:	Human Capital Management
Headquarters:	Boston, MA
CEO:	Jan Bruce

- SaaS-based proprietary resilience development solutions powered by predictive analytics and AI for organizations to manage their human capital and develop engaged, agile workforces
- The Company offers solutions for individual employees (Engage), managers and teams (Empower), and HR and Benefits managers (Gateway and Collaborate). Solutions are multi-modal and global
- The solution increases engagement, productivity, and performance and improved outcomes in retaining and developing top talent and managing stress, health, and well-being
- Its product suite is sold as a per-employee-per-year SaaS delivered in a desktop or mobile environment

THESIS

- Human Capital Management ("HCM") software market was estimated at $14.5B in 2017, and is expected to grow to $22.5B by 2023[1]
- Current customer base of over 40 Fortune 500 clients and in 60+ countries
- Contracts are 2-3 years with each year typically paid upfront by customers
- Demonstrable ROI within key early adopters, including Comcast, HP, and JPMorgan
- Emphasis on HCM (versus wellness) opens up new potential customers and strategic channel partners, maximizing topline growth potential
- Opportunity to maximize products being sold to a single customer (land and expand)

meQuilibrium

SUMMARY

Origin:	April 2015
Capital:	$14.0M
Ownership:	32% Primary
Financing Rounds:	Series B, Series C, Series C extension
Other Investors:	HLM Venture Partners, Chrysalis Ventures
Board Member:	Gary Kurtzman

REVENUE MODEL

meQuilibrium's product is sold as a PEPY software-as-a-service delivered in a desktop or mobile environment. Most current contracts are 2-3 years in length and each year is typically paid upfront by customers.

COMPETITORS

Castlight Health (CSLT), Limeade, Happify, Headspace, Optum, Success Factors (SAP), Whil, others

1. Based on industry and market reports

Moxe—Company Overview

COMPANY OVERVIEW

Market Segment:	Interoperability
Headquarters:	Madison, WI
CEO:	Dan Wilson

- Provides a clinical data clearinghouse, creating a two-sided network facilitating the bi-directional exchange of clinical, analytic, and administrative data between health systems and payers
- Key product, Substrate, serves as an electronic medical record integration platform, facilitating the real-time exchange data between payers and their provider networks for risk adjustment and other use cases. Moxe's Digital ROI product, which automates all clinical release of information requests, is built on top of Substrate
- Moxe's second product, Convergence, creates a customer portal directly in the provider's EMR workflow, allowing payers to share data and actionable insights directly with physicians
- Currently developing additional products aimed at improving clinical data workflows for payer and health system customers

THESIS

- Moxe plays in large and growing spaces; interoperability market is $1.9B (7.4% CAGR); healthcare analytics market is $8.9B (27% CAGR); value-based care / population health management software market is expected to reach $32B by 2020
- Current market for chart retrieval estimated >$300M; HCC reconciliation and risk adjustment larger ($5B+) with significant incumbents; current processes slow and manual
- Moxe offers better, faster, cheaper solution with more complete data; multiple uses cases for payers, providers, pharma, and patients
- Opportunity to leverage network effects to accelerate scaling

MOXE

SUMMARY

Origin:	September 2016
Capital:	$7.5M
Ownership:	30% Primary
Financing Rounds:	Series A / Bridge
Other Investors:	UPMC Enterprises
Board Member:	Gary Kurtzman

REVENUE MODEL

Moxe has priced its solution on a per health system site basis and a transactional basis. Moving forward, Moxe is implementing PMPM pricing for payer customers by health system site to improve revenue predictability.

COMPETITORS

Availity, Ciox, Experian, Innovaccer, Inovalon, McKesson Corporation, MRO Corp, Navinet (NantHealth), other interoperability solutions

Prognos—Company Overview

prognos

COMPANY OVERVIEW

Market Segment:	Healthcare Analytics / AI
Headquarters:	New York, NY
CEO:	Sundeep Bhan

- Prognos aggregates, harmonizes and analyzes clinical diagnostic data for life sciences, diagnostic companies, and payers, aiming to improve health by tracking and predicting disease
- The Prognos Registry of 22 billion clinical records for 200 million patients in over 50 disease areas enables earlier identification of patients who can benefit from enhanced treatment decision making and risk management
- The Company operates in two verticals – Life Sciences and Payers. In the Life Sciences segment. Prognos contracts with biopharma firms to identify patients who are candidates for drug treatment.
- In the Payer segment, Prognos contracts with plans for various population risk use cases annually and has revenue share agreements with labs to secure access to the data

THESIS

- Large, unique clinical data asset; proprietary technology and data science/machine learning/AI capabilities; data network effects
- Multiple use cases applicable to pharma, payers, labs, and PBMs with potential for expansion into provider space
- Based on current monetization strategies, the total addressable healthcare analytics market for Prognos' products is estimated to reach $5.5bn+
- Strategic partnership opportunities

SUMMARY

Origin:	November 2011
Capital:	$12.6M
Ownership:	29% Primary
Financing Rounds:	Series A, Series B, Series C
Other Investors:	Hikma Ventures, Cigna Ventures, ARC Angel Fund, Merck GHIF, GIS Strategic Ventures (Guardian Life), Hermed Capital, Maywic Strategic Inv
Board Member:	Gary Kurtzman (Chair)

REVENUE MODEL

Prognos operates in two verticals – Life Sciences and Payers. In the Life Sciences segment, Prognos contracts with biopharma firms for potential patient identification solutions. In the Payer segment, Prognos contracts with plans for various population risk use cases annually and has revenue share agreements with labs to secure access to the data.

COMPETITORS

IQVIA, Health Verity, LabCorp, Quest, Symphony Health, Komodo Health

QuanticMind—Company Overview

QuanticMind

COMPANY OVERVIEW	
Market Segment:	Digital Ad Management / Paid Search
Headquarters:	San Mateo, CA
CEO:	Chaitanya Chandrasekar

- QuanticMind provides a SaaS-based, next generation Search Engine Marketing ("SEM") platform for Paid Search that develops ad management point solutions using data science and machine learning algorithms to yield better search results for clients
- Its solution enables the clients to enhance their visibility to client customers generating these search queries
- In addition, insights the platform generates help a client determine the efficiency and effectiveness of their marketing campaigns and measure customer interaction with their listings in online search
- Pricing is determined by a tiered schedule based on the gross amount of spend managed by the platform, averaging ~2% of spend

THESIS

- QuanticMind competes in the digital advertising management sector, a large, established market with a well-defined competitor set; the market opportunity is estimated at more than $15B annually
- Typically signs annual contracts with customers, providing QuanticMind with revenue visibility
- More nimble bidding option than traditional resources
- Less likely to be replaced given minimal % of total ad spend for customers

SUMMARY	
Origin:	June 2015
Capital:	$13.7M
Ownership:	24% Primary
Financing Rounds:	Series B
Other Investors:	Foundation Capital, Cervin Ventures
Board Member:	Open

REVENUE MODEL

QuanticMind sells its solution as a software-as-a-service directly to advertisers as well as through agencies. Contracts are typically one-year in length and billed monthly. Pricing is determined by a tiered schedule based on the gross amount of spend managed by the platform.

COMPETITORS

Google, Marin, Adobe, Kenshoo, in-house DIY solutions

Sonobi—Company Overview

COMPANY OVERVIEW

Market Segment:	Premium Programmatic Ad Technology
Headquarters:	Winter Park, FL
CEO:	Michael Connolly

- Proprietary Jetstream platform enables publishers to make premium advertising inventory available on their websites and mobile platforms to brands, agencies and demand side platforms "DSPs", (e.g., MediaMath, The Trade Desk and AppNexus) in a data rich and highly targeted environment
- Efficient and scalable marketplace enabling premium (comScore250) publishers to work with brands to provide differentiated access to their consumers
- Sonobi becomes an alternative to Google, Facebook, and, increasingly Amazon, for publishers

THESIS

- The premium online advertising market is anticipated to grow to $43B (eMarketer)
- Sonobi is well-positioned to develop this important advertising segment, with strong technology, synergistic partnerships, a high-quality publisher base and a growing pipeline
- Sonobi sells directly to large, premium publishers and then partners with large advertisers and other demand side players such as MediaMath and AppNexus
- Industry has standardized a percent of spend as an accepted pricing model

sonobi®

SUMMARY

Origin:	May 2015
Capital:	$13.4M (including $8M cumulative bridge)
Ownership:	22% Primary
Financing Rounds:	Series A
Other Investors:	Merkle
Board Member:	Gary Kurtzman

REVENUE MODEL

Sonobi sells directly to large, premium publishers and then partners with large advertisers and other demand side players such as MediaMath and AppNexus. Revenue is volume-driven. The industry has standardized a percent of spend as an accepted pricing model.

COMPETITORS

Criteo, The Rubicon Project, Inc., Sizmek, Inc., Casale Media / Index Exchange

Syapse—Company Overview

syapse

COMPANY OVERVIEW

Market Segment:	Precision Medicine
Headquarters:	San Francisco, CA
CEO:	Ken Tarkoff

- Multi-sided platform creating a data network effect in order to improve the way cancer and other diseases are treated
  - Health systems contribute clinical and other data to the platform and receive clinical and business insights
  - Pharma, on the other side of the platform, purchases insights and delivers information back to health systems
- Syapse collects and networks data from siloed hospital and laboratory enterprise systems (Syapse Network) allows the Company to provide solutions for pharma including real world evidence generation, identification of patients for clinical trials and hub services
- Ecosystem partnerships with Pfizer, Amgen, others TBA

SUMMARY

Origin:	June 2014
Capital:	$25.0M
Ownership:	20% Primary
Financing Rounds:	Series B, Series C, Series D, Series E, Series F
Other Investors:	Amgen Ventures, Ascension Ventures, Intermountain Healthcare Innovation Fund, Merck GHIF, Medidata Ventures, Roche, Revelation Partners, Social Capital
Board Member:	Gary Kurtzman (Chair)

THESIS

- Syapse is initially focused on oncology, opportunity to leverage the platform to other disease verticals anticipated in 2020 and beyond
- Scalability allows targeting of large community health systems (50% of oncology pts in U.S) and ex-U.S, expansion
- $9B U.S./$15B Global market opp. from pharma partnerships and $250M U.S./$1B Global market opp. from health systems in oncology

REVENUE MODEL

Syapse contracts with pharma and other ecosystem relationships via multi-year license agreements for products across RWE, clinical trial, regulatory, and commercial use cases.

COMPETITORS

Flatiron Health, Cota, Tempus Health, Concerto

Trice—Company Overview

COMPANY OVERVIEW

Market Segment:	Medical Device
Headquarters:	Malvern, PA
CEO:	Mark Foster

- Pioneering disposable cameras and instruments that enable faster diagnostics and shift of low-risk procedures to the office and surgery center settings
- Trice Medical's FDA-approved 510(k)-cleared device, mi-eye 2, is a disposable, handheld 2.2mm arthroscope, consisting of a needle with an integrated camera and a light source designed for in-office diagnostics
- Camera and ultrasound (mi-Ultra) products help physicians with real-time analysis, faster treatment, and schedule patients for surgery immediately
- Endoscopic Carpal Tunnel Release (ECTR) kit includes surgical instruments and a mi-eye 2; kit allows physicians to perform procedures in the office
- IP for other indications including neurosurgery, ob-gyn, respiratory, ENT and veterinary

THESIS

- mi-Eye addressable market (U.S.) is more than 8 million orthopedic-focused MRI exams which are conducted each year.
- Positive economics for payers and providers
- Carpal tunnel represents a growing market size with over 600K performed annually with a favorable market trend towards endoscopic (versus open) procedures
- Strong proprietary position provides the ability to enter additional verticals and partner/license.

Trice Medical

SUMMARY

Origin:	July 2014
Capital:	$10.8M
Ownership:	17% Primary
Financing Rounds:	Series B, Series C
Other Investors:	Charter Capital, BioStar Ventures, HealthQuest Capital, Michigan Employees Retirement System, Smith & Nephew
Board Member:	Gary Kurtzman (Chair)

REVENUE MODEL

Trice sells the mi-eye cameras, ECTR kits, mi-Ultra, and companion tablets to physicians on a per-unit basis.

Trice also licenses its IP and services out to select large medtech firms for use cases Trice does not plan on pursuing independently.

COMPETITORS

Arthrex, Karl Storz, Smith & Nephew, Stryker, Depuy Synthes, CONMED, Biomet-Zimmer, J&J

WebLinc—Company Overview

WebLinc

COMPANY OVERVIEW

Market Segment:	Online Retail and eCommerce
Headquarters:	Philadelphia, PA
CEO:	Darren Hill

- WebLinc has 2 product offerings:
  - Workarea - a modern, digital commerce technology platform for growing e-Commerce focused companies
  - Orderbot - an integrated cloud-based operations management platform centered around the complete order lifecycle
- The Company's highly scalable platform provides full brand control, depth of features and the operational flexibility needed to run dynamic retail operations and employ responsive web design
- Workarea bills its clients an annual license fee; Orderbot bills a one-time fee to clients for set up along with an annual license fee

SUMMARY

Origin:	August 2014
Capital:	$16.2M
Ownership:	40% Primary
Financing Rounds:	Series A
Other Investors:	Founders
Board Member:	Steve Grenfell

THESIS

- E-Commerce grew at a rate of 14% YoY in 2017, and this growth trend is expected to continue well past 2020
- Offline retail achieved a mere 3.1% YoY growth during the same period
- WebLinc is positioned to help B2B and B2C companies provide the omnichannel experience that customers now expect
- Workarea, the Company's main product, is the only digital commerce platform built on a modern tech stack uniting commerce, content and insights in one application

REVENUE MODEL

WebLinc generates revenue as a tech-enabled service. Weblinc's uses a SaaS model leveraging 25 solutions integrators for leads and additional services.

COMPETITORS

OneView Group plc, Shopify Inc., Zendesk, Inc., Corporation, PFSweb, Inc., SPS Commerce, Inc., Broadleaf Co., Ltd., Crexendo, Inc., Callidus Software Inc., Marketo, Inc., Bigcommerce, Shopifyplus, Magento

Zipnosis—Company Overview

zipnosis®

COMPANY OVERVIEW

Market Segment:	Telemedicine
Headquarters:	Minneapolis, MN
CEO:	Jon Pearce

- Zipnosis partners with health systems nationwide to provide a white-labeled virtual care platform, offering patients convenient access to care while improving clinician efficiency
- Patients are treated through adaptive online interviews as well as voice and video. The platform integrates with pharmacy and lab systems to streamline physician orders
- Provides real-time analytics and population health tools that help health systems optimize their workflows and better monitor their patients

THESIS

- Ambulatory care telehealth market estimated at $17B
- Focus on health systems and urgent care setting differentiates Zipnosis versus competitors; ability to leverage pre-existing groups of health providers (employed by the health system or through a third party) allows for SaaS margins in services-driven space
- Revenue model based on annual licenses (versus per visit pricing) providing revenue visibility / stability
- Expansion into chronic and subspecialty care leveraging same technology and business model
- Well-aligned to expected post-COVID patient and provider workflow changes

SUMMARY

Origin:	December 2015
Capital:	$10.0M
Ownership:	38% Primary
Financing Rounds:	Series A, Series B
Other Investors:	Arthur Ventures, Ascension Ventures, Affinity Ventures, Fairview Health Services, Hyde Park Venture Partners, Waterline Ventures
Board Member:	Gary Kurtzman

REVENUE MODEL

Zipnosis' revenue model is based on annual licenses paid by health systems, not on per visit fees.

COMPETITORS

MDLive, Doctor on Demand, Teladoc, American Well, Bright MD, Intellivisit, Epic and others

SAFEGUARD[SM]

Investor Presentation

August 2020

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